UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant        ☐

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☐          Preliminary Proxy Statement

☐           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐          Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Pursuant to §240.14a-12

CSX CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 6, 2015.

CSX CORPORATION

CSX CORPORATION

C/O BROADRIDGE

P.O. BOX 1342

BRENTWOOD, NY 11717

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

March 6, 2015

Date: May 6, 2015

Time: 10:00 AM, EDT

Location: The Jefferson

101 West Franklin Street

Richmond, Virginia 23220

You are receiving this communication because you hold

shares in the company named above.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an overview

of the more complete proxy materials that are available to

you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse

side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

M83387-P60117

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2015 to facilitate timely delivery. How To Vote VIEW SCAN MATERIALS TO & VOTE w Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M83388-P60117

Voting Items

The Board of Directors recommends you vote FOR

Proposals 1, 2, 3 and 4.

1. Election of Directors

Nominees:

1a. D. M. Alvarado

1b. J. B. Breaux

1c. P. L. Carter

1d. S. T. Halverson

1e. E. J. Kelly, III

1f. J. D. McPherson

1g. David M. Moffett

1h. Oscar Munoz

1i. T. T. O’Toole

1j. D. M. Ratcliffe

1k. D. J. Shepard

1l. M. J. Ward

1m. J. S. Whisler

2. The rati?cation of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2015;

3. Advisory resolution to approve compensation for the company’s named executive of?cers;

4. Re-approval of performance measures under the 2010 CSX Stock and Incentive Award Plan.

In appreciation for submitting your vote for the CSX Annual Meeting and to further our commitment to environmental stewardship, a tree will be planted on your behalf in a protected park or wildlife refuge.

Thank You!

M83389-P60117

M83390-P60117

From: CSX <id@ProxyVote.com >

Sent: Thursday, March 26, 2015 10:33 AM

To: Corporate Secretary

Subject: CSX Annual Meeting

March 25, 2015

Vote now on CSX’s Annual Stockholders’ Meeting proposals

Critical voting deadlines:

May 3 (for 401(k) plans and d eferred shares); and May 5 for all other shares

You have received this message on behalf of CSX Corporation from Broadridge, CSX’s proxy mailing agent. Each e m ail you receive contai ns a uniqu e control number to vote that enables you to vote your shares electronically.

CSX CORPORATION 2015 Annual Meeting of Shareholders

The Annual Meetmg of Shareholders of CSX Corporation will be held at 10:00 a.m. (EDT) on Wednesday, May 6, 2015 at The Jefferson, 101 West Franklin Richmond, Virginia 23220. The meeting agenda includes the annual election of directors, the ratification of the selection of the independent registered public accounting firm, an advisory vote to approve executi ve compensation, and the re-approval of Performance Measures under the CSX 2010 Stock and Incentive Award Plan.

This notice provides voting mstructions and deadlines to vote the shares of CSX stock you may hold.

Voting Instructions

Visit Proxy Login and follow the instructions to vote. To vote, you will need your 16 Digit Control Number noted below:

Control Number: 0123456789012345

Voting Recommendations

The CSX Board of Directors recommends that you vote as follows:

FOR: Election of each of the director nominees

FOR: Ratification of the selection of the independent registered public

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accounting firm

FOR: Advisory vote to approve executive compensation

FOR: The re-approval of performance measures under the CSX 2010 Stock and Incentive Award Plan.

Please refer to the 2015 Proxy Statement for detailed information on each of the proposals and the Annual Stockholders’ Meeting.

Critical voting deadlines

If you hold CSX stock in the Company’s 401(k) Sav1ngs Plan, you must submit your vote by 11:59 p.m. (Eastern) on May 3 , 2015 to allow J.P. Morgan time to receive your voting instructions and vote on behalf of the plan. J.P. Morgan has designated Broadndge, CSX’s proxy mailing agent, to collect and tally the votes for the plan shares and vote on behalf of the plan. Broadridge will keep your vote confidential—only total results will be reported at the Annual Stockholders’ Meeting or to CSX.

The deadline to vote your shares in all other accounts IS 11:59 p.m. (Eastern) on May 5, 2015. If you hold shares in your CSX stock account at Merrill Lynch, Merrill Lynch and its designee will keep your beneficial ownership information as well as your voting instructions confidential, and only total voting results will be reported at the Annual Stockholders’ Meeting.

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